PENN SERIES FUNDS, INC.

Supplement dated December 22, 2025

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Index 500 Fund, Small Cap Index Fund and Developed International Index Fund (collectively, the “Funds”)

The brand name of State Street Corporation’s global asset management business has been changed from State Street Global Advisors (“SSGA”) to State Street Investment Management. Accordingly, effective immediately, all references to SSGA in the Prospectus and SAI are hereby replaced with references to State Street Investment Management.

This rebrand will not result in any changes to the management of the Funds or to other disclosures concerning the Funds, including fees, expenses, investment objectives, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9227 12/25